UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 9, 2005


                                   VIACOM INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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

           Delaware                        001-09553                         04-2949533
-------------------------------    ------------------------   ---------------------------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer Identification Number)
        incorporation
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                    1515 Broadway, New York, New York 10036
             -------------------------------------------------------
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 1.        Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

                  On December 9, 2005, Viacom Inc. ("Viacom") and its subsidiary Paramount Pictures Corporation ("Paramount") entered into a purchase agreement (the "Agreement") with DreamWorks L.L.C. and certain holders of outstanding membership interests in DreamWorks L.L.C. identified therein (the "Sellers"), pursuant to which Paramount will acquire all of the outstanding limited liability company interests in DreamWorks L.L.C. upon the terms and subject to the conditions set forth in the Agreement for approximately $1.6 billion, including the assumption of debt and certain other obligations. The closing of the transactions contemplated by the Agreement is subject to the satisfaction of a number of conditions, including, among others, the obtaining of certain governmental approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. A copy of the related press release, dated December 11, 2005, announcing the execution of the Agreement is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 9.        Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits. The following Exhibit is filed as part of this Report on Form
8-K:


Exhibit No.      Description of Exhibit
-----------      ----------------------

   99 Press release issued by Viacom, dated December 11, 2005, announcing the acquisition of DreamWorks L.L.C. by Paramount.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VIACOM INC.
                                  (Registrant)



                                   By:  /s/   Michael D. Fricklas
                                        ----------------------------------------
                                        Name:   Michael D. Fricklas
                                        Title:  Executive Vice President,
                                                General Counsel and Secretary


Date:    December 12, 2005



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                                  Exhibit Index

Exhibit Number                     Description of Exhibit
--------------          --------------------------------------------------------

99 Press release issued by Viacom, dated December 11, 2005, announcing the acquisition of DreamWorks L.L.C. by Paramount.